SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

[X]      Current Report Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 25, 2019

Commission File No. 001-38239

FFBW, Inc.

(Exact name of registrant as specified in its charter)

Federal	82-3027075
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1360 South Moorland Road Brookfield, Wisconsin	53005
(Address of Principal Executive Offices)	(Zip Code)

(262) 542-4448

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock; $0.01 par value	FFBW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On July 25, 2019, FFBW, Inc. issued a press release (the “Press Release”) announcing results for the second quarter ended June 30, 2019. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

The information is this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1 – Press Release of FFBW, Inc. issued July 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FFBW, INC.

Date: July 25, 2019	By:	/s/ Nikola B. Schaumberg
Nikola B. Schaumberg
Chief Financial Officer